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FOR IMMEDIATE RELEASE                       CONTACT:

                                            (INVESTORS) David R. Tinkham
                                                        Chief Financial Officer
                                                        (312) 917-4288

                                            (MEDIA)     Susan M. Crusoe
                                                        Senior Vice President,
                                                        Marketing
                                                        (312) 917-8877


                 HORIZON GROUP PROPERTIES COMPLETES REFINANCING
                      SECURED BY SIX FACTORY OUTLET CENTERS
            --------------------------------------------------------

                          LOAN AGREEMENT WITH JP MORGAN
                          PROVIDES LONG-TERM STABILITY

         CHICAGO, IL (JULY 12, 1999) -- Horizon Group Properties, Inc. (HGP) (NASDAQ: HGPI), an owner, operator and developer of factory outlet and power centers, today announced it has obtained a $46.655 million fixed rate loan secured by six factory outlet centers. The refinancing covers two pools of assets. The loan amount assigned to Pool 1 is $22.850 million and the properties are located in Daleville, Indiana; Somerset, Pennsylvania; and Tulare, California. The loan amount assigned to Pool 2 is $23.805 million and properties are located in Gretna, Nebraska; Sealy, Texas; and Traverse City, Michigan. The assets contained in each respective pool are cross-collateralized.

                                   -- MORE --

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HGP COMPLETES REFINANCING
PAGE TWO


         The loan, funded by JP Morgan, matures on August 1, 2009, amortizes based on a 25-year schedule, and is non-recourse to the Company. The net proceeds from the loan were applied to the Company's existing debt facility with Capital Company of America ("CCA"), successor to Nomura Asset Capital Corporation. The CCA loan is a floating rate, LIBOR based obligation that matures on July 11, 2001. The CCA loan is secured by the remaining six factory outlet centers and a power center. The properties covered by the CCA facility are cross-collateralized and recourse to the Company.

         Commenting on the refinancing, Gary J. Skoien, HGP's Chairman, President and Chief Executive Officer said, "When HGP was formed last year following the spin-off from Prime Retail, we implemented repositioning strategies that included aggressive marketing and capital improvements at selected centers in our portfolio. Given our repositioning strategy, this 10-year fixed rate debt on these properties reduces HGP's exposure to interest rate risk and gives the Company more flexibility to reposition the assets secured by the loan."

         Based in Chicago, Illinois, Horizon Group Properties, Inc. owns and operates 13 factory outlet centers and one power center in 11 states, in addition to managing two factory outlet centers, for a portfolio total of more than 3.3 million square feet.

                                      ###

[SAFE HARBOR STATEMENT TO FOLLOW ON PAGE THREE]

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HGP COMPLETES REFINANCING
PAGE THREE

         SAFE HARBOR STATEMENT: THE STATEMENTS CONTAINED HEREIN WHICH ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS BASED UPON ECONOMIC FORECASTS, BUDGETS, AND OTHER FACTORS WHICH, BY THEIR NATURE, INVOLVE KNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF HORIZON GROUP PROPERTIES, INC. TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS IMPLIED BY SUCH STATEMENTS. IN PARTICULAR, AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY ARE THE FOLLOWING: BUSINESS CONDITIONS AND THE GENERAL ECONOMY, COMPETITIVE FACTORS, INTEREST RATES AND OTHER RISKS INHERENT IN THE REAL ESTATE BUSINESS. FOR FURTHER INFORMATION ON FACTORS WHICH COULD IMPACT THE COMPANY AND THE STATEMENTS CONTAINED HEREIN, REFERENCE IS MADE TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Schedule of substantially similar Documents

         The following documents are substantially similar to Exhibit 10.20 filed herewith except as noted with respect to material differences.

         Fixed Rate Note dated as of July 9, 1999 between Gretna, Sealy, Traverse City Outlet Centers, L.L.C. and Morgan Guaranty Trust Company of New York related to the financing of the factory outlet center in Sealy, Texas. Material differences:

           Principal amount: $11,115,000
           Monthly Payment of Principal and Interest: $89,201.58

         Fixed Rate Note dated as of July 9, 1999 between Gretna, Sealy, Traverse City Outlet Centers, L.L.C. and Morgan Guaranty Trust Company of New York related to the financing of the factory outlet center in Traverse City, Michigan. Material differences:

           Principal amount: $5,205,000
           Monthly Payment: $41,771.86


         Fixed Rate Note dated as of July 9, 1999 between Daleville, Sommerset, Tulare Outlet Centers, L.P. and Morgan Guaranty Trust Company of New York related to the financing of the factory outlet center in Daleville, Indiana. Material differences:

              Borrower: Daleville, Sommerset, Tulare Outlet Centers, L.P. Security Instruments: Mortgage and Security Agreements covering borrower's interests in property located in Sommerset, Pennsylvania and Daleville, Indiana and Deed of Trust and Security Agreement covering borrower's interest in property located in Tulare, California.
              Principal amount: $10,875,000
              Monthly Payment of Principal and Interest: $87,275.50


         Fixed Rate Note dated as of July 9, 1999 between Daleville, Sommerset, Tulare Outlet Centers, L.P. and Morgan Guaranty Trust Company of New York related to the financing of the factory outlet center in Somerset, Pennsylvania. Material differences:

              Borrower: Daleville, Sommerset, Tulare Outlet Centers, L.P. Security Instruments: Mortgage and Security Agreements covering borrower's interests in property located in Sommerset, Pennsylvania and Daleville, Indiana and Deed of Trust and Security Agreement covering borrower's interest in property located in Tulare, California.
              Principal amount: $2,650,000
              Monthly Payment of Principal and Interest: $21,267.13


         Fixed Rate Note dated as of July 9, 1999 between Daleville, Sommerset, Tulare Outlet Centers, L.P. and Morgan Guaranty Trust Company of New York related to the financing of the factory outlet center in Tulare, California. Material differences:

              Borrower: Daleville, Sommerset, Tulare Outlet Centers, L.P. Security Instruments: Mortgage and Security Agreements covering borrower's interests in property located in Sommerset, Pennsylvania and Daleville, Indiana and Deed of

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                Trust and Security Agreement covering borrower's interest in property located in Tulare, California.
              Principal amount: $9,325,000
              Monthly Payment of Principal and Interest: $74,836.23

         The following documents are substantially similar to Exhibit 10.21 filed herewith except as noted with respect to material differences.

         Deed of Trust and Security Agreement for the benefit of Morgan Guaranty Trust Company of New York, as lender, from Gretna, Sealy, Traverse City Outlet Centers, L.L.C., as borrower, related to the financing of the factory outlet center in Sealy, Texas. Material differences:

              No material differences


         Mortgage to Morgan Guaranty Trust Company of New York, as lender, from Gretna, Sealy, Traverse City Outlet Centers, L.L.C., as borrower, related to the financing of the factory outlet center in Traverse City, Michigan. Material differences:

              Form of Agreement:  Mortgage

         Mortgage and Security Agreement to Morgan Guaranty Trust Company of New York, as lender, from Daleville, Sommerset, Tulare Outlet Centers, L.P., as borrower, related to the factory outlet center in Daleville, Indiana. Material differences:

                  Form of Agreement:  Mortgage
                  Borrower: Daleville, Sommerset, Tulare Outlet Centers, L.P. Obligations Secured: Daleville Note in the amount of
                    $10,875,000, Sommerset Note in the amount of $2,650,000 and Tulare Note in the amount of $9,325,000.

         Mortgage and Security Agreement to Morgan Guaranty Trust Company of New York, as lender, from Daleville, Sommerset, Tulare Outlet Centers, L.P., as borrower, related to the factory outlet center in Somerset, Pennsylvania. Material differences:

                  Form of Agreement:  Mortgage
                  Borrower: Daleville, Sommerset, Tulare Outlet Centers, L.P. Obligations Secured: Daleville Note in the amount of
                    $10,875,000, Sommerset Note in the amount of $2,650,000 and Tulare Note in the amount of $9,325,000.

         Mortgage and Security Agreement for the benefit of Morgan Guaranty Trust Company of New York, as lender, from Daleville, Sommerset, Tulare Outlet Centers, L.P., as borrower related to the Factory outlet center in Tulare, California. Material differences:

                  Form of Agreement:  Mortgage
                  Borrower: Daleville, Sommerset, Tulare Outlet Centers, L.P. Obligations Secured: Daleville Note in the amount of
                    $10,875,000, Sommerset Note in the amount of $2,650,000 and Tulare Note in the amount of $9,325,000.


         The following document is substantially similar to Exhibit 10.22 filed herewith except as noted with respect to material differences.

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         Guaranty for the benefit of Morgan Guaranty Trust Company of New York by Horizon Group Properties, Inc. retaliated to the Daleville, Sommerset and Tulare loans. Material differences:

                  Obligation Guaranteed: Guaranteed Obligations related to
                    Daleville Note in the amount of $10,875,000, Sommerset
                    Note in the amount of $2,650,000 and Tulare Note in the amount of $9,325,000 and the security interests created by the related mortgages and deeds of trusts.